SCHEDULE 14C INFORMATION

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VALIC COMPANY II
(Name of Registrant as Specified in its Charter)

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VALIC COMPANY II

MID CAP VALUE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

March 25, 2011

Dear Participant:

We are writing to inform you of the recent addition of Tocqueville Asset Management, LP (“Tocqueville”) as an investment sub-adviser responsible for managing a portion of the assets of the Mid Cap Value Fund (the “Fund”), a series of VALIC Company II (“VC II”). On January 25, 2011, the Board of Trustees of VC II (the “Board”) approved a new investment sub-advisory agreement between Tocqueville and The Variable Annuity Life Insurance Company (“VALIC”), and on March 21, 2011, Tocqueville began managing a portion of the Fund’s assets.

In addition, we are writing to inform you of a change of control of FAF Advisors, Inc. (“FAF Advisors”). FAF Advisors is also an investment sub-adviser responsible for managing a portion of the Fund’s assets. Effective on the close of business on December 31, 2010, U.S. Bank, N.A., the parent company of FAF Advisors, sold the long-term asset management business of FAF Advisors to Nuveen Investments, Inc. (“Nuveen Investments”). FAF Advisors’ long-term asset management business was combined with the asset management business of Nuveen Asset Management, Inc. (“Nuveen Asset Management”), a subsidiary of Nuveen Investments. The businesses of FAF Advisors and Nuveen Asset Management were combined into a subsidiary of Nuveen Asset Management, LLC (“NAM”). Effective January 1, 2011, NAM became a co-sub-adviser of the Fund.

The addition of Tocqueville as a sub-adviser and the change of control of FAF Advisors did not result in a change in the Fund's investment objective or principal investment strategies as stated in the VC II prospectus, or to the advisory fees or total expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund, Tocqueville, and NAM, and the terms of the investment sub-advisory agreements with Tocqueville and NAM, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC's Client Service Center at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kurt Bernlohr

President

VALIC Company II

VALIC COMPANY II

MID CAP VALUE FUND

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

INFORMATION STATEMENT

Introduction

You have received this information statement because on December 31, 2010, you owned interests in the Mid Cap Value Fund (the “Fund”), a series of VALIC Company II (“VC II”) within a variable annuity or variable life insurance contract or through a qualified employer-sponsored retirement plan or individual retirement account (“Contract”). You are receiving this information statement in lieu of a proxy statement. This information statement describes the decision by the Fund’s Board of Trustees (the “Board”) to add Tocqueville Asset Management, LP (“Tocqueville”) as an additional sub-adviser to the Fund. At a meeting held on January 24-25, 2011, the Board, including a majority of the trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved Tocqueville as an additional sub-adviser to the Fund and approved a new sub-advisory agreement (the “Tocqueville Sub-Advisory Agreement”) between Tocqueville and The Variable Annuity Life Insurance Company (“VALIC”).

In addition, prior to December 31, 2010, the Fund was sub-advised by Wellington Management Company, LLP (“Wellington”) and FAF Advisors, Inc. (“FAF Advisors”). Effective upon the close of business on December 31, 2010, U.S. Bank, N.A., the parent company of FAF Advisors, sold the long-term asset management business of FAF Advisors to Nuveen Investments, Inc. (“Nuveen Investments”). FAF Advisors’ long-term asset management business was combined with the asset management business of Nuveen Asset Management, Inc. (“Nuveen Asset Management”), a subsidiary of Nuveen Investments. The businesses of FAF Advisors and Nuveen Asset Management were combined into a subsidiary of Nuveen Asset Management, LLC (“NAM”) (the “Transaction”) and effective January 1, 2011, NAM became a co-sub-adviser of the Fund.

The investment sub-advisory agreement in effect between FAF Advisors and VALIC with respect to the Fund prior to the Transaction (the “FAF Sub-Advisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination upon a change in control of FAF Advisors. Because the sale of FAF Advisors’ long-term asset management business to Nuveen Investments resulted in a change of control, the Board was asked to consider approval of a new sub-advisory agreement between NAM (the “Nuveen Sub-Advisory Agreement”) and VALIC in advance of the transaction, which approval occurred at a meeting of the Board held on October 26, 2010.

This information statement describes the decision by the Board, including a majority of the Independent Trustees, to approve the Tocqueville Sub-Advisory Agreement and the Nuveen Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”).

As of March 25, 2011, Wellington managed approximately 45% of the Fund's assets, NAM managed approximately 25% of the Fund’s assets and Tocqueville managed approximately 30% of the Fund’s assets. Management anticipates that future cash flows and redemptions will be directed in similar percentages.

VC II has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval for the change. However, the Board, including a majority of the Independent Trustees, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be beneficial to shareholders. As required by the Order, the Fund will provide information to shareholders about any new sub-adviser and its sub-advisory agreement within 90 days of such a change. This information statement is being provided to you to satisfy this requirement. This information statement is being mailed on or about March 25, 2011, to all participants who were invested in the Fund as of the close of business on December 31, 2010 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Adviser and its Responsibilities

VALIC is an investment adviser registered with the SEC. VALIC is located at 2929 Allen Parkway, Houston, Texas 77019. VALIC oversees the day-to-day operations of the Fund. VALIC employs sub-advisers who make investment decisions for the Fund. Each sub-adviser makes investment decisions for the Fund according to the Fund’s investment objective and restrictions. Subject to the oversight of VALIC, each sub-adviser evaluates pertinent economic, statistical, financial and other data in order to determine the optimal portfolio holdings with respect to the portion of the Fund’s assets that it manages to meet the Fund’s investment objective and the applicable performance benchmark.

As the investment adviser to the Fund, VALIC monitors the sub-advisers and compares the Fund’s performance with relevant market indices and other funds with comparable investment objectives and strategies. VALIC monitors each sub-adviser’s compliance with the policies and procedures of the Fund and VALIC and regularly provides reports to the Board describing the results of its evaluation and oversight functions. VALIC recommended Tocqueville as an additional sub-adviser to the Fund after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structures, investment processes and styles and long-term performance records, before making its final recommendation.

The Investment Advisory Agreement between VALIC and VC II (the “Advisory Agreement”) was last approved at a meeting held on August 2-3, 2010. Under the Advisory Agreement, the annual advisory fee payable to VALIC by the Fund for the fiscal year ended August 31, 2010 was 0.72% of average daily net assets or $3,666,839.

The Fund’s Investment Objective, Principal Investment Strategies and Risks

The Fund’s principal investment objective did not change as a result of the addition of Tocqueville as a sub-adviser or the change of control of FAF Advisors. However the Fund’s principal investment strategies and investment risks changes with the addition of Tocqueville. As a result of the change, Tocqueville may hold up to 20% of the Fund’s assets in cash, U.S. Government securities and repurchase agreements while seeking to make opportunistic investments in companies that its portfolio managers believe to represent special situations. A special situation occurs when a company is undergoing change that might cause its market value to grow at a rate faster than the market generally. Accordingly, the Fund may be subject to the risks of investing in special situations, money market securities, and U.S. government securities.

The portfolio managers of FAF Advisors who were responsible for managing a portion of the Fund’s assets prior to December 31, 2010 continue to manage a portion of the Fund’s assets as portfolio managers of NAM. Furthermore, the investment advisory fees payable to VALIC and the total fees payable by the Fund will not change as a result of the addition of Tocqueville as a sub-adviser or the change of control of FAF Advisors.

The Sub-Advisory Agreements

Pursuant to the Sub-Advisory Agreements, NAM and Tocqueville have each agreed to provide an investment program for the Fund and be responsible for the investment and reinvestment of a portion of the Fund's assets. NAM and Tocqueville will each select securities for the Fund, subject to VALIC’s oversight. Both sub-advisers may place trades through brokers of their choosing and will take into consideration the quality of the brokers’ services and execution.

Each Sub-Advisory Agreement provides that the sub-adviser will not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Sub-Advisory Agreements, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. Each Sub-Advisory Agreement provides for its automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The Sub-Advisory Agreements terminate automatically upon their assignments and are terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice. The Nuveen Sub-Advisory Agreement is attached to this information statement as Exhibit A and the Tocqueville Sub-Advisory Agreement is attached to this information statement as Exhibit B.

Effective Dates. The Nuveen Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on October 26, 2010. The effective date of the Nuveen Sub-Advisory Agreement was January 1, 2011. The Tocqueville Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on January 25, 2011. The effective date of the Tocqueville Sub-Advisory Agreement was March 21, 2011. The Sub-Advisory Agreements were approved for initial periods of two years.

Sub-advisory Fees. For the fiscal year ended August 31, 2010, VALIC paid Wellington and FAF Advisors $1,459,076 and $1,009,665, respectively, for their sub-advisory services to the Fund, which amounted to 0.48% of the Fund’s average daily net assets. For the same period, VALIC received advisory fees of $3,666,839, or 0.72% of the Fund’s average daily net assets. The sub-advisory fee rate that was payable to FAF Advisors is the same as the rate that is payable to NAM such that if NAM had served as the co-sub-adviser of the Fund instead of FAF Advisors, it would have earned the same fee.

For the fiscal year ended August 31, 2010, VALIC retained $1,198,098 of its advisory fee after payment of sub-advisory fees excluding expense reimbursements made to the Fund. VALIC reimbursed Fund expenses in the amount of $314,314 pursuant to contractual expense limitations for such period.

If for the fiscal year ended August 31, 2010, Tocqueville had served as a co-sub-adviser for the entire year and the Fund’s assets were allocated among the three sub-advisers in the same percentages as were in effect on March 21, 2011, the sub-advisers would have earned the following fees:

Sub-Adviser (Percentage Allocation of Fund Assets)	Hypothetical Sub-advisory Fees Earned ($)
Wellington (45%)	$1,119,377
Tocqueville (30%)	$784,732
NAM (25%)	$633,110

Based on this hypothetical, VALIC would have paid the three sub-advisers an aggregate of $2,537,219 in sub-advisory fees for the fiscal year ended August 31, 2010, which is equal to 0.50% of the Fund’s average net assets for the period. This amount is $68,478 or 2.77% more than what VALIC actually paid Wellington and FAF Advisors during the period. As a result, VALIC would have retained less of its advisory fee.

The Board’s Considerations

At an in-person meeting held on October 25-26, 2010, the Board, including a majority of the Independent Trustees, approved the Nuveen Sub-Advisory Agreement. In addition, at an in-person meeting held on January 24-25, 2011, the Board, including a majority of the Independent Trustees, approved the Tocqueville Sub-Advisory Agreement.

With respect to the approval of the Nuveen Sub-Advisory Agreement, the Board was advised of the terms of the Transaction. The Transaction, which became effective on the close of business on December 31, 2010, constituted an “assignment,” as the term is defined by Section 2(a)(4) of the 1940 Act. The Board was advised that, as required by the 1940 Act, the investment sub-advisory agreement between VALIC and FAF Advisors provided for its automatic termination upon such an assignment.

In addition, the Board considered that management was proposing that Tocqueville be added as a co-sub-adviser to the Fund.

The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of services to be provided by NAM and Tocqueville; (2) NAM’s and Tocqueville’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Subadvisory Expense Group”), as selected by Lipper, Inc., an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to performance of comparable funds in its Lipper or Morningstar category (“Performance Group”) and against the Fund’s benchmark, the Russell 2500 Value Index (the “Benchmark”) and the investment performance of a comparable fund managed by Tocqueville against the Fund’s Morningstar category, Benchmark and the Fund’s performance; (4) the costs of services and the benefits potentially to be derived by NAM and Tocqueville, (5) whether the Fund would benefit from possible economies of scale by engaging Tocqueville as a sub-adviser; (6) the profitability of NAM and Tocqueville; and (7) the terms of the Sub-Advisory Agreements.

In considering approval of the Nuveen Sub-Advisory Agreement, the Board took into account information and materials that the Board had received and considered in connection with its approval of the renewal of the sub-advisory agreement with FAF Advisors in August 2010. That approval, on which the Board voted at its meeting held in person on August 2-3, 2010, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualification of FAF Advisors’ personnel, the Fund’s performance and expenses, and FAF Advisors’ compliance program. In addition to presentations made by members of management at the October 2010 meeting, representatives of Nuveen Investments and FAF Advisors made presentations to the Board at such meeting and answered questions posed by the Trustees and by management. Members of management and representatives of Tocqueville made presentations at the January 2011 meeting and answered questions posed by the Trustees and by management.

The Independent Trustees were separately represented by counsel that is independent of VALIC in connection with their consideration of the approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by NAM and Tocqueville, respectively. The Board also considered that NAM’s and Tocqueville’s management of the Fund is subject to the oversight of VALIC and the Board, and the Fund must be managed in accordance with its investment objective, policies and restrictions as set forth in the Fund’s prospectus and statement of additional information. The Board considered information provided to them regarding the services to be provided by NAM and Tocqueville. The Board considered the qualifications, background and responsibilities of NAM’s and Tocqueville’s investment and compliance personnel who would be responsible for providing investment management services to the Fund. The Board took into account the financial condition of Nuveen Asset Management/FAF Advisors and its future parent company, Nuveen Investments. The Board also took into account the financial condition of Tocqueville.

The Board noted that the change of sub-adviser from FAF Advisors to NAM and the addition of Tocqueville would not result in a result in a change to the Fund’s investment objective, principal investment strategies or principal investment risks. It was also noted that representatives of Nuveen Investments and FAF Advisors attended the meeting and reported that the personnel responsible for managing the day-to-day investments of the Fund were not expected to change in the foreseeable future as a result of the Transaction and that the Transaction was not expected to have a material effect on such personnel’s ability to manage the Fund.

The Board, including a majority of the Independent Trustees, concluded that the scope and quality of advisory services to be provided by NAM and Tocqueville under their respective Sub-Advisory Agreements would be satisfactory.

Fees and Expenses; Investment Performance. The Board noted that the sub-advisory fee rate payable to NAM is the same as the rate payable to FAF Advisors. The Board also received and reviewed the Fund’s sub-advisory fee rates compared against the Subadvisory Expense Group/Universe. The Board noted that the sub-advisory fees payable to NAM and Tocqueville and the proposed aggregate sub-advisory fee rates payable to all three sub-advisers would be above the median of its Subadvisory Expense Group and Subadvisory Expense Universe. The Board took into account management’s discussion of the Fund’s expenses, and noted that the Fund’s advisory fee rate would remain the same. The Board took into account that the sub-advisory fee rate each payable to NAM and Tocqueville contain breakpoints. The Board also considered that VALIC negotiated the sub-advisory fees with NAM and Tocqueville at arms-length and that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Fund.

The Board concluded that the sub-advisory fees payable to NAM and Tocqueville are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

The Board also considered FAF Advisors’ past performance with respect to its portion of the Fund for the one- and three-year periods ended August 31, 2010 and noted that the FAF Advisors portfolio managers would continue to manage the Fund as NAM employees. The Board noted that the FAF Advisors portion of the Fund outperformed the Benchmark and Performance Group for the three- year period ended August 31, 2010, and underperformed the Benchmark and outperformed the Performance Group for the one- year period ended August 31, 2010.

It was noted that the Trustees review regularly detailed performance information about the Fund. It was noted that based on performance presented by management that the Fund had underperformed its Benchmark for the one- and three-year periods ended November 30, 2010 and had outperformed its Benchmark for the five- year period ended November 30, 2010, and outperformed its Morningstar peer group for the one- and five- year periods ended November 30, 2010, and was in line with its Morningstar peer group for the three-year period ended November 30, 2010. The Board considered that the performance of a comparable fund managed by Tocqueville, had outperformed the Fund and the Morningstar peer group for the one-, three- and five- year periods ended November 30, 2010. The Board also noted that the comparable fund was in line with the Benchmark for the one- year period and outperformed the Benchmark for the three- and five- year periods. ended November 30, 2010. The Board also considered the performance of a hypothetical fund using the current allocation among the sub-advisers and determined that it would have performed better than the Fund for the one-, three- and five-year periods.

The Board took into account management’s discussion of the Fund’s performance, and concluded that the engagement of Tocqueville could benefit the Fund’s performance.

Cost of Services and Benefits Derived and Profitability/Economies of Scale. The Board was provided information related to the cost of services and benefits derived in connection with the Sub-Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory and sub-advisory fees and that any collateral benefits derived as a result of providing advisory services to the Fund are de minimis. Because sub-advisory fees are paid by VALIC and not by the Fund, the Trustees determined that the costs of the services to be provided by NAM and Tocqueville and the profitability to NAM and Tocqueville from their relationship with the Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreements. For similar reasons, the Board also concluded that the potential for economies of scale in NAM’s and Tocqueville’s management of the Fund was not a material factor in approving the Sub-Advisory Agreements although the Board noted that the proposed sub-advisory fees had breakpoints.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities undertaken by NAM and Tocqueville. It was noted that there were no material differences between the terms of the Nuveen Sub-Advisory Agreement and the FAF Advisors Sub-Advisory Agreement. The Board concluded that the terms of the Sub-Advisory Agreements were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including a majority of the Independent Trustees, concluded that it was in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreements.

Information about Nuveen Asset Management, LLC

Nuveen Asset Management, LLC (“NAM”), headquartered at 333 W. Wacker Dr., Chicago, IL 60606, is a premier investment boutique and subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). NAM is the successor to the direct portfolio management business of Nuveen Asset Management, Inc. (now known as Nuveen Fund Advisors, Inc.) and also includes the long-term asset management business of FAF Advisors, Inc., which was acquired by Nuveen Investments from U.S. Bank National Association on December 31, 2010. Although NAM was launched as a new firm, it succeeds a business first established in 1989. NAM’s assets under management as of December 31, 2010 totaled over $100 billion.

NAM provides investment advisory services to a broad range of individual and institutional clients. Most services are provided on a discretionary basis.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation.

Please see Appendix 1 for a list of NAM’s principal executive officer and its directors and a list of comparable mutual funds managed by NAM.

Information about Tocqueville

Tocqueville is a Delaware limited partnership and has been in the asset management business since 1985. As of December 31, 2010, Tocqueville had more than $10.9 billion in assets under management. The firm is located at 40 West 57th Street, New York, New York 10019. Please see Appendix 1 for a list of Tocqueville’s principal executive officer and its directors and a list of comparable funds/accounts managed by Tocqueville.

Other Service Agreements

VC II has service agreements with VALIC to provide transfer agency services to the Fund and with SunAmerica Asset Management Corp. (“SAAMCo”) to provide legal, accounting and administrative services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended August 31, 2010, the Fund paid VALIC $7,241 for transfer agency services rendered pursuant to its agreement and paid SAAMCo $358,465 for legal, accounting and administrative services.

In addition, VC II has entered into a Shareholder Services Agreement (the “Services Agreement”) with VALIC for the provision of record keeping and shareholder services to Contract owners and participants. Under the terms of the Services Agreement, VALIC receives from the Fund, an annual fee of 0.25% on average daily net assets, which for the fiscal year ended August 31, 2010 was $1,280,231.

SAAMCo, the administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. VC II does not have an underwriter.

Additional Information about NAM and Tocqueville

Neither NAM nor Tocqueville is affiliated with VALIC. No Trustee of VC II has owned any securities, or has had any material interest in, or a material interest in a material transaction with NAM or Tocqueville or either of their affiliates since the beginning of the Fund's most recent fiscal year.

Brokerage Commissions

The Fund did not conduct any transactions with affiliated broker/dealers for the fiscal year ended August 31, 2010.

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

•	write to:

VALIC Company II

2929 Allen Parkway

Houston, Texas 77019

•	call (800) 448-2542

•	access the Report through the Internet at www.valic.com

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company II, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were 35,590,703 shares of the Fund outstanding. VALIC and its separate accounts are the record owners of all of the Fund’s shares. To VALIC’s knowledge, no person owns a Contract for more than 5% of the outstanding shares of the Fund. The Trustees and officers of VC II and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund, as of the Record Date.

APPENDIX 1

Directors and Chief Executive Officer

NAM. The following are the principal executive officer and the directors of NAM and their principal occupations. The business address of each officer and director is 333 West Wacker Drive, Chicago, IL 60606.

Thomas S. Schreier, Jr.	Chairman
William T. Huffman	President
Stuart J. Cohen	Managing Director and Assistant Secretary
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Corporate Controller
Timothy N. Kafesjian	Vice President
Mary E. Keefe	Managing Director and Chief Compliance Officer
Robert Luse	Executive Vice President
Charles R. Manzoni, Jr.	Managing Director and General Counsel
John L. MacCarthy	Executive Vice President and Secretary
Larry W. Martin	Senior Vice President and Assistant Secretary
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary

Tocqueville. The following chart lists the principal executive officer and the directors of Tocqueville and their principal occupations. The business address of each officer and director is 40 West 57th Street, New York, New York 10019.

Francois Sicart	Chairman, Portfolio Manager
Robert W. Kleinschmidt	President & CEO, Portfolio Manager

Appendix 1 – Page 1

Comparable Accounts Managed by

NAM and Tocqueville

NAM. NAM is the sub-adviser for other mutual funds that have an investment objective similar to the Fund. The name of the fund, together with information concerning the fund's assets and the annual fees paid to NAM for its services, are set forth below.

Fund Name	Assets as of December 31, 2010	Advisory and Sub- Administration Fee Rate as of December 31, 2010 (as a % of net assets)
Nuveen Mid Cap Value Fund (formerly the First American Mid Cap Value Fund)	$341,239,744	0.91%

Tocqueville. Tocqueville is the investment adviser for other mutual funds that have an investment objective similar to the Fund. The name of the fund, together with information concerning the fund's assets and the annual fees paid to Tocqueville for its services, are set forth below. Tocqueville did not waive any portion of its advisory/sub-advisory fee.

Fund Name	Assets as of December 31, 2010 (millions)	Advisory Fee Rate (as a % of net assets)
Delafield Fund	$1,100.00	0.80% on the first $250 million; 0.75% of the next $250 million; 0.70% of the next $500 million, and 0.65% of assets over $1 billion.
Optimum Small-Mid Cap Value Fund	$90.6 (includes only assets sub- advised by Tocqueville)	0.65% of the first $75 million; 0.60% of the next $75 million 0.55% of the next $100 million; 0.50% of all assets over $250.

Appendix 1 – Page 2

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of January, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and NUVEEN ASSET MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II, an investment company organized under the laws of Delaware as a business trust (“VC II”), pursuant to an Investment Advisory Agreement between VALIC and VC II. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Small Cap Equity Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the Board of Trustees (the “Board”) without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER shall, subject to the supervision and review of VALIC and the Board and in conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), the Declaration, VC II’s Bylaws (the “Bylaws”), each Covered Fund’s registration statement, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by the Board:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Covered Fund to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Funds as annuity contracts for purposes of the Code; (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code; (e) the provisions of the 1940 Act and rules adopted thereunder; (f) the objectives, policies, restrictions and limitations for the Covered Funds as set forth in the Covered Funds’ current prospectus and statement of additional information as most recently provided by VALIC to the SUB-ADVISER; and (g) the policies and procedures as adopted by the Board, as most recently provided by VALIC to the SUB-ADVISER. The SUB-ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Funds, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

VALIC agrees that SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the representations and warranties stated in this Section (including, but not limited to, the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code) with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this provision by the SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain best execution for the Covered Fund(s). Subject to approval by the Board of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund(s) considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the Board regarding the performance of services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their reasonable written request all of the Covered Fund(s) investment records and ledgers to assist VALIC and VC II in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the Board such periodic and special reports as VALIC and the Board may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information belonging to VALIC or VC II obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board have authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC II to others or is or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services.

VALIC will not disclose or use any records or information belonging to the SUB-ADVISER obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if the SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state authorities.

Should VALIC at any time make any definite determination as to investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph (including sub-paragraphs (a) and (b) above) of this Section 1.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Fund(s). The money and investments will be held by the Custodian of the Covered Fund(s). The SUB-ADVISER will arrange for the transmission to the Custodian for the Covered Fund(s), on a daily basis, such confirmations, trade tickets and other documents as may be necessary to enable the Custodian of the Covered Fund(s) to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of the Covered Fund(s) (i) to pay cash for securities and other property delivered to the Custodian for the Covered Fund(s) (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or VC II other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of this Agreement. VALIC and the SUB-ADVISER acknowledge that VC II will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Covered Fund(s) or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investment companies that are under common control with VC II, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. The fee shall accrue daily and be paid monthly in arrears. Schedule A may be amended from time to time, by written agreement executed by both Parties, provided that amendments are made in conformity with applicable laws and regulations and the Declaration. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Covered Fund(s).

In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, Trustees, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund(s) complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC II with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC II with a copy of its Form ADV Part II and will promptly after making any material amendment to its Form ADV Part II, furnish a copy of such amendment to VALIC.

(d)	VALIC shall forward to VC II a copy of any amendment to the SUB-ADVISER’s Form ADV Part II that is provided to VALIC by the SUB-ADVISER.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

5.	Term of Agreement

This Agreement shall become effective as to the Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC II’s Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of that Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund(s); provided that the termination of an Interim Investment Advisory Agreement between VC II and VALIC, pursuant to Rule 15a-4 under the 1940 Act upon shareholder approval of a definitive Investment Advisory Agreement with respect to a Covered Fund, shall not result in the termination of this Agreement as to such Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of that Covered Fund’s outstanding voting securities on at least 60 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on at least 60 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.

The SUB-ADVISER agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund(s)’s property and will be surrendered promptly to the Covered Fund(s) or VALIC upon reasonable written request. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Covered Fund(s)’s auditors, the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s).

VALIC has herewith furnished the SUB-ADVISER copies of VC II’s Prospectus, Statement of Additional Information, Agreement and Declaration of Trust as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC II in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of VC II or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

7.	Liability of the SUB-ADVISER

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the SUB-ADVISER (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) the SUB-ADVISER shall not be subject to liability to VC II, the Covered Funds, or to any shareholder of the Covered Funds for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, VALIC shall indemnify the SUB-ADVISER (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) (collectively, the “SUB-ADVISER Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) arising out of or resulting from the SUB-ADVISER’s conduct under this Agreement or any disabling conduct on the part of VALIC, including but not limited to any breach of this Agreement by VALIC.

(b) The SUB-ADVISER agrees to indemnify and hold harmless VALIC and its affiliates and each of its directors and officers and each person, if any, who controls VALIC within the meaning of Section 15 of the 1933 Act (collectively, the “VALIC Indemnified Parties”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the VALIC Indemnified Parties may become subject under the 1933 Act, under other statutes, at common law or otherwise arising out of or resulting from any disabling conduct (as defined in sub-paragraph 7(a)) on the part of the SUB-ADVISER, including but not limited to (i) any breach of this Agreement by the SUB-ADVISER, or (ii) any failure by the SUB-ADVISER to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the SUB-ADVISER’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) Notwithstanding sub-paragraphs 7(a) and 7(b) above, the SUB-ADVISER shall not be liable to the VALIC Indemnified Parties for (i) any acts of VALIC or any other subadviser to the Covered Fund(s) with respect to the portion of the assets of the Covered Fund(s) not managed by SUB-ADVISER and (ii) acts of the SUB-ADVISER which result from acts of VALIC, including, but not limited to, a failure of VALIC to provide accurate and current information with respect to any records maintained by VALIC or any other subadviser to a Covered Fund, which records are not also maintained by the SUB-ADVISER. VALIC shall indemnify the SUB-ADVISER Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) arising from the conduct of VALIC or any other subadviser with respect to the portion of a Covered Fund’s assets not allocated to SUB-ADVISER.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to SUB-ADVISER:

Attn: Nori L. Gabert, Esq.	Attn: Lucas Satre
2929 Allen Parkway	333 West Wacker Drive
Houston, Texas 77019	Chicago, Illinois 60606
Tel: (713) 831-5165	Tel: (612) 203-3714
Fax: (713) 831-2258	Fax: (612) 203-4223

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

		By:	/s/ Kurt W. Bernlohr
		Name:	Kurt W. Bernlohr
		Title:	Senior Vice President

ATTEST:

By:	/s/ Shana L. Walker
Name:	Shana L. Walker

NUVEEN ASSET MANAGEMENT, LLC

		By:	/s/ Charles R. Manzoni, Jr.
		Name:	Charles R. Manzoni, Jr.
		Title:	General Counsel

ATTEST:

By:	/s/ Lucas A. Satre
Name:	Lucas A. Satre

SCHEDULE A

(Effective January 1, 2011)

SUB-ADVISER shall manage a portion of the Mid Cap Value Fund assets and shall be compensated as follows on that portion:

Covered Fund	Fee

Mid Cap Value Fund	0.50% of the first $100 million;
0.475% of the next $150 million;
0.45% of the next $250 million;
0.425% of the next $250 million; and
0.40% on the excess over $750 million.

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 21st day of March, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and TOCQUEVILLE ASSET MANAGEMENT, LP, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II (“VC II”) pursuant to a written Investment Advisory Agreement between VALIC and VC II, a Delaware business trust. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

High Yield Bond Fund

International Small Cap Equity Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Money Market II Fund

Small Cap Growth Fund

Small Cap Value Fund

Socially Responsible Fund

Strategic Bond Fund

In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the VC II Board of Trustees without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (each, a “Covered Fund”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and approval of VALIC and the VC II Board of Trustees and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of a Covered Fund; (iii) the Declaration and Bylaws of VC II currently in effect (collectively, the “Charter Documents”); (iv)

the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information; and (iv) any applicable procedures adopted by the VC II Board of Trustees and communicated to the SUB-ADVISER in writing, shall:

(a)	manage the investment and reinvestment of the assets of each Covered Fund, and conduct an investment evaluation for each Covered Fund, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC II Board of Trustees, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER in the SUB-ADVISER’s discretion, subject to the SUB-ADVISER’s control, direction, and supervision, including any brokers or dealers that may be affiliated with the SUB-ADVISER to the extent permitted by applicable laws and the rules and regulations thereunder and any exemptive order currently in effect.

In selecting brokers or dealers to execute transactions on behalf of a Covered Fund, the SUB-ADVISER will attempt to obtain best execution. In seeking to obtain best execution for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the SUB-ADVISER is authorized to consider the “brokerage and research services” (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Covered Fund and/or other accounts over which the SUB-ADVISER or any of its affiliates exercise discretion (“Client Accounts”). As permitted by Section 28(e) of the 1934 Act, the SUB-ADVISER may cause a Covered Fund to pay a broker that provides such brokerage and research services an amount of disclosed commission for effecting a portfolio transaction for the Covered Fund in excess of the commission that another broker may have charged for effecting the same transaction, provided that the SUB-ADVISER determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the overall responsibilities of the SUB-ADVISER to the Covered Fund and any other Client Accounts. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC II Board of Trustees regarding the performance of services under this Agreement. Upon receiving written request from VALIC and/or VC II, the SUB-ADVISER will promptly make available to VALIC and VC II copies of all of the investment records and ledgers relating to a Covered Fund to assist VALIC and VC II in complying with regulations applicable to the Covered Fund’s securities transactions as required by the 1940 Act, the Advisers Act or any other applicable law. The SUB-ADVISER will furnish to the VC II Board of Trustees such periodic and special reports as VALIC and the VC II Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with the SUB-ADVISER’s investment advisory services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of a Covered Fund are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not hold money or investments on behalf of a Covered Fund. The money and investments will be held by the custodian of the Covered Fund (the “Custodian”). The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmations, trade tickets and/or other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund. The SUB-ADVISER is authorized and empowered to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for beneficial interests in VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement. VALIC authorizes and empowers the SUB-ADVISER to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of a Covered Fund and, as agent and attorney-in-fact, to execute for the Covered Fund standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

VALIC will vote all proxies relating to securities held by a Covered Fund. VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by a Covered Fund. VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for (i) directing the vote of any proxy; (ii) instructing the Custodian or any other party providing services to VC II to forward to the proxy voting service copies of any proxies and shareholder communications relating to securities held by a Covered Fund, or (iii) taking any action on behalf of a Covered Fund in connection with a class action lawsuit, settlement proceeding, or other legal proceeding (including, without limitation, bankruptcies) involving portfolio securities owned by the Covered Fund.

To the extent that a Covered Fund invests in the securities of an issuer that provides investors with an opportunity to tender their interests with respect to such securities, the SUB-ADVISER is authorized and empowered to determine whether a tender should be made with respect to the Covered Fund’s investment in such securities.

The SUB-ADVISER may aggregate sales or purchase orders placed or received for a Covered Fund with sales or purchase orders being made generally concurrently with any other Client Account, provided that in the SUB-ADVISER’s reasonable judgment, including its consideration of various factors (including the selling or purchase price, brokerage commission and other expenses), such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund and such other Client Accounts. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the SUB-ADVISER’s determination of whether such aggregation is fair and reasonable is subjective and based on the SUB-ADVISER’s determination that a Covered Fund may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or a Covered Fund other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. The SUB-ADVISER shall not be responsible for bearing any cost or expense of a Covered Fund, such as the cost of any brokerage commissions, taxes, Blue Sky qualification fees, outside auditing and legal expenses, custodial fees or other transaction-related fees incurred by or on behalf of a Covered Fund.

The SUB-ADVISER represents and warrants that in furnishing the services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of a Covered Fund or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of a Covered Fund, and will keep confidential any non-public information obtained directly as a result of its management of Covered Fund assets, and disclose such non-public information only if VALIC or the VC II Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable regulatory authorities or self-regulatory organization (including the SUB-ADVISER’s regulatory examiners) or valid order of a court or other tribunal of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a sub- advisory fee based on each Covered Fund’s average daily net asset value, calculated as described in this Section 3 and in the fee schedule attached hereto as Schedule A. VALIC and the SUB-ADVISER may agree to amend Schedule A in writing from time to time, provided that any such amendment is made in conformity with the Charter Documents and applicable laws and regulations. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of such month.

If this Agreement is terminated before month-end, the foregoing compensation shall be prorated. The payment of sub- advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and/or its affiliates now act, will continue to act and may act in the future as investment adviser or sub-adviser to one or more fiduciary and/or other managed accounts or investment companies. VALIC has no objection to the SUB-ADVISER and/or its affiliates so acting; provided that, whenever a Covered Fund and one or more other Client Accounts have available funds for investment, investments suitable and appropriate for each fund or account will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. VALIC recognizes that, in some cases, this procedure may adversely affect the price paid or received by a Covered Fund or limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER or in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER does not guarantee the future performance of a Covered Fund or any specific level of performance, the success of any investment decision or strategy that the SUB-ADVISER may use, or the success of the SUB-ADVISER's overall management of the assets of a Covered Fund. Each of VALIC and VC II understand that each investment decision made for a Covered Fund by the SUB-ADVISER is subject to risk, including various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of a Covered Fund allocated to its management by VALIC, including by making investment decisions for the Covered Fund.

The SUB-ADVISER shall not be liable to any of VALIC, VC II, the Funds, or any shareholder in a Fund, and VALIC shall indemnify the SUB-ADVISER for any act or omission, and against any demand, claim, action, suit, or other proceeding, in connection with rendering services under this Agreement, or for any losses sustained in connection with matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER. Nothing in this Agreement shall constitute a waiver or limitation of any rights which VALIC may have under federal and state securities laws.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall seek to take prompt action so that the relevant Covered Fund complies with such Code diversification provisions, as directed by VALIC.

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser or sub- adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV and, after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers, and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to each Covered Fund set forth on Schedule A on the date hereof and as to any other Fund on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to each Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC II Board of Trustees or a majority of the Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to a Covered Fund. VALIC agrees to give the SUB-ADVISER prompt notice in the event of termination of the Investment Advisory Agreement. This Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC II Board of Trustees or by vote of the holders of a majority of the Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC (i) without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER, without payment of any penalty, may terminate this Agreement at any time or preclude its renewal on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

7.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in the SUB-ADVISER’s performance of services under this Agreement, provided that no such person serves or acts as an investment adviser independent of the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such person will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to any such person.

The SUB-ADVISER agrees that all books and records which it maintains for a Covered Fund are the property of the Covered Fund. The SUB-ADVISER also agrees upon request of VALIC or VC II, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation, or its or its parent company’s policies and procedures relating to the retention of records. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has furnished the SUB-ADVISER copies of each Covered Fund’s prospectus and statement of additional information, the Charter Documents, and any applicable policies and procedures adopted by the VC II Board of Trustees, as currently in effect, and VALIC also agrees, for so long as this Agreement remains in effect, to furnish to the SUB-ADVISER copies of any amendments or supplements thereto, and any new policies and procedures, before or at the time the amendments, supplements or policies and procedures become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor, rely on and act on any notice, instruction or confirmation given by VALIC on behalf of a Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such notice, instruction, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to submit for preapproval to the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Funds or the public that refer in any way to the SUB-ADVISER. The SUB-ADVISER agrees to review and respond in writing with comments or approval within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof, and if written approval or comments are not received within such time period then the use of such documents or materials shall be presumed approved by the SUB-ADVISER. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER’s name and/or logo as soon as practicable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

VALIC agrees to provide to the SUB-ADVISER in writing a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt written notice of all changes to such list and related details.

VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete any annual due diligence of VALIC, VC II and each Covered Fund. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV Part II, and furnish to the SUB-ADVISER any annual amendment to its Form ADV promptly after filing such amendment with the SEC.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

In addition to the indemnification set forth in Section 4 of this Agreement, VALIC agrees to indemnify and hold harmless the SUB-ADVISER (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (i) any failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements or sales literature, pertaining to the Funds, except insofar as any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER or its affiliates.

The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any registration statement, proxy materials, advertisements or sales literature, pertaining to a Covered Fund to the extent any such statement or omission was made in reasonable reliance on information provided in writing by the SUB-ADVISER to VALIC for the express purpose of inclusion in such materials.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or the SUB-ADVISER (an “Indemnified Party”) under this Section 7 of notice of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement; but the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and the Indemnified Party notified the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After receiving notice from the Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination or preclusion of renewal of this Agreement.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delayed or defective performance arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions and freight embargoes.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	If to the SUB-ADVISER:
Attn: Kurt Bernlohr	Attn: Cleo Kotis
2919 Allen Parkway, L14-25	Tocqueville Asset Management L.P.
Houston, Texas 77019	40 West 57th Street
Tel: (713) 831-6133	19th Floor
Fax: (713) 831-8953	New York, New York 10019

With a copy to:	With a copy to:
Attn: Nori L. Gabert, Esq.	Robert VanGrover
2929 Allen Parkway, AT28-40	Seward & Kissel LLP
Houston, Texas 77019	One Battery Park Plaza
Tel: (713) 831-5165	New York, New York 10004
Fax: (713) 831-2258	Tel: (212) 574-1205
Fax: (212) 480-8421

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

		By:	/S/ KURT W. BERNLOHR
		Name:	Kurt W. Bernlohr
		Title:	Senior Vice President

ATTEST:	/S/ SHANA L. WALKER
NAME:	Shana L. Walker

TOCQUEVILLE ASSET MANAGEMENT, LP

		By:	/S/ ROBERT W. KLEINSCHMIDT
		Name:	Robert W. Kleinschmidt
		Title:	President

SCHEDULE A

(Effective March 21, 2011)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Mid Cap Value Fund	0.53% on first $100 million;
0.49% on the next $150 million; and
0.45% on assets above $250 million.